Supplement Dated July 5, 2011

To

Prospectuses Dated May 2, 2011

This supplement is intended for distribution with prospectuses dated May 2, 2011 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Medallion Executive Variable Life	VUL Accumulator
Medallion Executive Variable Life II	Accumulation VUL
Medallion Executive Variable Life III	Corporate VUL
Majestic Variable Universal Life	EPVUL
Majestic Variable Universal Life 98	Medallion Variable Life
Variable Master Plan Plus	Medallion Variable Universal Life Plus
Majestic Variable COLI	Medallion Variable Universal Life Edge
Majestic Variable Estate Protection	Medallion Variable Universal Life Edge II
Majestic Variable Estate Protection 98	Annual Premium Variable Life
Majestic Performance Survivorship Variable Universal Life	Flex V1
Variable Estate Protection	Flex V2
Variable Estate Protection Plus	VUL Protector
Variable Estate Protection Edge	SPVL
Performance Executive Variable Life	Survivorship VUL
Performance Survivorship Variable Universal Life	Protection Variable Universal Life

Table of Investment Options and Investment Subadvisers

Effective June 27, 2011 the Optimized All Cap portfolio changed its name to Fundamental All Cap Core and the Optimized Value portfolio has changed its name to the Fundamental Large Cap Value. In addition, each of these portfolios has revised its investment objective. Accordingly, we amend and restate the following disclosure under the Table of Investment Options and Investment Subadvisers to reflect these changes:

Fundamental All Cap Core (formerly Optimized All Cap)	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Large Cap Value (formerly Optimized Value)	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.* Equity securities include common, convertible, and preferred securities and their equivalents.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. Certain of the investment options described in this supplement may not be available to you under your policy. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp V2 07/2011

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